Table of Contents

      USAA Family of Funds                                       1
      Message from the President                                 2
      Investment Review                                          4
      Message from the Manager                                   5
      Financial Information:
         Distributions to Shareholders                           8
         Independent Auditors' Report                            9
         Portfolio of Investments                               10
         Notes to Portfolio of Investments                      13
         Statement of Assets and Liabilities                    14
         Statement of Operations                                15
         Statements of Changes in Net Assets                    16
         Notes to Financial Statements                          17









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index                           Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to Moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


Year 2000 Readiness Disclosure



As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Invests principally in income-producing securities.


--------------------------------------------------------------------------------
                                           7/31/98              7/31/99
================================================================================
  Net Assets                           $1,751.6 Million     $1,415.4 Million
  Net Asset Value Per Share                 $12.88               $11.70
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
================================================================================
      1 Year                        5 Years                    10 Years
       .40%                          7.85%                       8.23%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.











                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt A Rated Average for the period of 07/31/89 through 07/31/99. The data points from the graph are as follows:

               USAA Income            Lehman Brothers         Lipper Corp. Debt
                  Fund             Aggregate Bond Index        A Rated Average
              -------------        --------------------       -----------------

07/31/89         $10,000                  $10,000                   $10,000
01/31/90          10,164                   10,148                    10,048
07/31/90          10,644                   10,707                    10,531
01/31/91          11,186                   11,329                    11,000
07/31/91          11,953                   11,853                    11,555
01/31/92          12,976                   12,805                    12,570
07/31/92          13,967                   13,604                    13,445
01/31/93          14,667                   14,209                    14,041
07/31/93          15,642                   14,988                    14,977
01/31/94          15,924                   15,508                    15,555
07/31/94          15,115                   15,002                    14,812
01/31/95          15,458                   15,149                    14,872
07/31/95          16,875                   16,519                    16,242
01/31/96          18,741                   17,717                    17,480
07/31/96          17,850                   17,434                    17,020
01/31/97          18,950                   18,295                    17,868
07/31/97          20,018                   19,310                    18,924
01/31/98          21,255                   20,256                    19,790
07/31/98          21,963                   20,829                    20,302
01/31/99          22,957                   21,892                    21,158
07/31/99          22,052                   21,348                    20,398

Data from 7/31/89 through 7/31/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.









Message from the Manager

MARKET CONDITIONS
AND PERFORMANCE


[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN W. SAUNDERS, JR., CFA, APPEARS HERE]

This has been quite a year in the bond market. A sharp decline in Treasury bond yields (rising bond prices) occurred in the "flight to quality" that began in mid-August last year following the Russian government bond default. The subsequent collapse of some highly leveraged hedge funds culminated on October 5, 1998, with a 4.85% yield for the 30-year Treasury bond. Liquidity vanished in the corporate bond market as dealers refused to bid for bonds. Corporate bond yields moved sharply higher and bond prices fell. A Japanese yen rally in October then forced sales of Treasury bonds, moving their yields upward. A relatively stable period followed from November through January, 1999. Then interest rates began a steady upward trend, depressing bond prices once again.

Economic strength in the first quarter of 1999, which is the fourth year in a row for first quarter strength, renewed inflation fears and the specter of higher interest rates. A sharp increase in the Consumer Price Index (CPI) in April, due primarily to increased oil prices, reinforced the inflation thesis. Both May and June showed no change in the CPI. The Federal Reserve (Fed), however, announced a bias toward raising rates in mid-June as a preemptive move to thwart inflation, and on June 30 did raise the Fed Funds rate to 5% from 4.75%. Yields on the 30-year Treasury bond have moved from 5.71% on July 31, 1998, to 6.27% on July 31, 1999, as shown on the chart below:










                        30-YEAR U.S. TREASURY BOND YIELD

A chart in the form of a line graph appears here, illustrating the performance of a 30-year U.S. Treasury Bond Yield for the period 07/31/98 through 07/31/99. The data points from the graph are as follows:

07/31/98          5.71%
08/17/98          5.60%
08/31/98          5.35%
09/15/98          5.35%
09/30/98          5.12%
10/05/98          4.85%
10/15/98          5.12%
10/30/98          5.27%
11/16/98          5.42%
11/30/98          5.25%
12/15/98          5.26%
12/31/98          5.31%
01/15/99          5.33%
01/29/99          5.27%
02/15/99          5.67%
02/26/99          5.78%
03/15/99          5.73%
03/31/99          5.86%
04/15/99          5.74%
04/30/99          5.86%
05/17/99          6.06%
05/31/99          6.04%
06/15/99          6.31%
06/30/99          6.16%
07/15/99          6.09%
07/30/99          6.27%

The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.



In this past six months' rising-interest-rate environment, the Fund underperformed in its peer group because of the portfolio's longer average maturity. The Fund's high-income orientation tends to keep average maturity longer. For the past 12 months, the Fund's total return was 0.40% versus an average of 0.66% for all funds in the Lipper Corporate Debt A Rated Bond Fund category.

PORTFOLIO
As of July 31, 1999, the Fund's portfolio mix as percentages of net assets was 14.4% U. S. Treasury bonds, 59.3% agency mortgage pass-through securities, 15.7% corporate bonds, and 9.9% preferred stocks.

DIVIDENDS
For the past three years we have tried to maintain a stable monthly dividend for the USAA Income Fund. The Fund's investment portfolio is comprised of bonds. As interest rates change, new bonds are added to the portfolio at yields that may be higher or lower than yields on the portfolio as a whole. Interest rates have declined for most of the past three years, so as bonds have matured in the Fund's portfolio, the portfolio yield has declined. In May, it became obvious that the stable dividend of $.07 per share could not continue. May and June dividends were reduced slightly, and the July dividend was lower yet, as all the remaining income was paid out.

With the new fiscal year starting August 1, 1999, the current portfolio will support a monthly dividend of $.0625 per share, and the Board of Directors has authorized this payment. Interest rates have moved up, but it will take some time for higher yields on new bond purchases to show up in portfolio yields.

OUTLOOK
The bond market has been unsettled for some time over the anticipated raising of interest rates by the Federal Reserve. A heavy corporate calendar for new-issue bonds to be sold to reluctant buyers has created a one-way to the downside bond market. Now that the Fed has raised rates, some of the conjecture is over. Also, the Fed returned its bias for future interest rate action to neutral. With yields on the long Treasury bond above 6%, this rise in interest rates may be about over for the time being. The key is whether the economic strength continues and/or the CPI picks up. If so, the Federal Reserve Board will be more eager to tighten monetary policy.






Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average definition.










          ----------------------------------------------------------
                             Top 10 Securities
                             (% of Net Assets)
          ----------------------------------------------------------
                                  Coupon Rate %      % of Net Assets
                                  -------------      ---------------
          U.S. Treasury Bond          5.25                 14.4
          GNMA                        6.00                  5.8
          GNMA                        7.50                  2.3
          GNMA                        6.00                  2.1
          GNMA                        6.50                  2.1
          GNMA                        7.50                  2.1
          GNMA                        7.50                  1.9
          GNMA                        7.50                  1.7
          GNMA                        7.50                  1.7
          GNMA                        7.00                  1.7
          ----------------------------------------------------------








See page 10 for a complete listing of the Portfolio of Investments.










Distributions to Shareholders


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income                $ .8854 *
                     Long-term capital gains          .3756
                                                    -------
                          Total                     $1.2610
                                                    =======




* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.










Independent Auditors' Report


KPMG



The Shareholders and Board of Directors
USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




                                                         KPMG LLP


San Antonio, Texas
September 3, 1999









USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

July 31, 1999



                                                                                       Market
   Number                                                                              Value
 of  Shares                 Security                                                   (000)
----------------------------------------------------------------------------------------------
                      PREFERRED STOCKS (9.9%)
   57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                           $    1,410
  483,800   Avalon Bay Communities, Inc., "C", 8.50% cumulative redeemable              11,944
  421,240   Avalon Bay Communities, Inc., "D", 8.00% cumulative redeemable              10,057
  103,107   Avalon Bay Communities, Inc., "F", 9.00% cumulative redeemable               2,565
  444,526   Avalon Bay Communities, Inc., "G", 8.96% cumulative redeemable              10,891
  211,268   Duke Realty Investments, Inc. depositary shares "A",
              9.10% cumulative redeemable                                                5,599
  332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                                8,295
   40,000   Equity Residential Properties Trust depositary shares "B",
               9.125% cumulative redeemable                                              1,015
  575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                              14,806
  142,500   Equity Residential Properties Trust depositary shares "F",
              8.29% cumulative redeemable                                                6,591
  115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                                2,954
  452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                               10,579
  412,000   Gables Residential Trust "A", 8.30% cumulative redeemable                    9,476
  250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                      12,094
   46,060   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                        1,134
  338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                       14,979
  200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable              5,025
   46,075   United Dominion Realty Trust, Inc. depositary shares "A",
               9.25% cumulative redeemable                                               1,132
  400,000   United Dominion Realty Trust, Inc. depositary shares "B",
              8.60% cumulative redeemable                                                9,875
----------------------------------------------------------------------------------------------
            Total preferred stocks (cost: $146,902)                                    140,421
----------------------------------------------------------------------------------------------



  Principal                                                                             Market
   Amount                                                  Coupon                       Value
   (000)              Security                              Rate       Maturity         (000)
----------------------------------------------------------------------------------------------
                       CORPORATE OBLIGATIONS (15.7%)
$   8,000   Associates Corp. of North America,
              Senior Notes                                 6.25%      11/01/2008    $    7,509
   20,000   AT&T Capital Corp., MTN                        7.50       11/15/2000        20,103
   20,000   BankBoston N.A., MTN                           6.38        4/15/2008        18,723
    5,000   Caliber Systems, Inc., Notes                   7.80        8/01/2006         4,922
   10,000   Chase Manhattan Corp., Subordinated Notes      6.13       10/15/2008         9,254
   15,000   Chase Manhattan Corp., Subordinated Notes      7.13        2/01/2007        14,864
    4,900   Consolidated Rail Corp., Debentures            9.75        6/15/2020         5,946
   20,000   Cummins Engine Co., Inc., MTN, Series A        6.45        3/01/2005        18,996
   10,000   Finova Capital Corp., MTN                      6.00        1/07/2004         9,579
   15,000   First Union Corp., Subordinated Notes          7.50        7/15/2006        15,215
   20,000   Household Finance Corp., Notes                 7.25        5/15/2006        20,000
   10,000   MBNA Corp., Notes                              6.75        3/15/2008         9,462
   20,000   Merrill Lynch & Co., MTN, Series B             6.00       10/11/2005        18,837
   10,000   Province of Quebec, Debentures                 6.50        1/17/2006         9,779
   15,000   Province of Quebec, Global Debentures          7.00        1/30/2007        14,978
   15,000   Waste Management, Inc., Notes                  7.00       10/15/2006        14,179
    9,000   Wells Fargo & Co., Subordinated Notes          6.88        4/01/2006         8,882
----------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $223,973)                               221,228
----------------------------------------------------------------------------------------------

                   U.S. GOVERNMENT & AGENCY ISSUES (73.7%)
            Federal National Mortgage Assn. (9.8%)
   46,170   7.00%, 9/01/2022 - 9/01/2023                                                45,341
   93,499   7.50%, 2/01/2022 - 2/01/2023                                                93,787
----------------------------------------------------------------------------------------------
                                                                                       139,128
----------------------------------------------------------------------------------------------

            Government National Mortgage Assn. (49.5%)
  191,871   6.00%, 7/15/2028 - 10/15/2028                                              177,026
   93,176   6.50%, 6/15/2023 - 5/15/2028                                                88,978
  128,644   7.00%, 5/15/2023 - 7/15/2029                                               125,743
  308,200   7.50%, 9/15/2022 - 12/15/2028                                              308,637
----------------------------------------------------------------------------------------------
                                                                                       700,384
----------------------------------------------------------------------------------------------

            U.S. Treasury Bonds (14.4%)
  233,413   5.25%, 11/15/2028                                                          203,726
----------------------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $1,093,457)                 1,043,238
----------------------------------------------------------------------------------------------
            Total investments (cost: $1,464,332)                                    $1,404,887
==============================================================================================



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            U.S. Government                                     73.7%
            Real Estate Investment Trusts                        9.9
            Banks - Money Center                                 2.8
            Banks - Major Regional                               2.6
            Finance - Diversified                                2.1
            Finance - Consumer                                   2.0
            Foreign Government                                   1.8
            Heavy Duty Trucks & Parts                            1.3
            Investment Banks/Brokerage                           1.3
            Waste Management                                     1.0
            Other                                                 .8
                                                                ----
            Total                                               99.3%
                                                                ====









USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATION
   MTN       Medium-Term Note





See accompanying notes to financial statements.








USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999


ASSETS
   Investments in securities, at market value (identified cost of $1,464,332)    $1,404,887
   Cash                                                                                 370
   Receivables:
      Capital shares sold                                                               521
      Dividends and interest                                                         11,826
                                                                                 ----------
         Total assets                                                             1,417,604
                                                                                 ----------

LIABILITIES
   Capital shares redeemed                                                            1,638
   USAA Investment Management Company                                                   295
   USAA Transfer Agency Company                                                         142
   Accounts payable and accrued expenses                                                132
                                                                                 ----------
         Total liabilities                                                            2,207
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $1,415,397
                                                                                 ==========
REPRESENTED BY:
   Paid-in capital                                                               $1,472,513
   Distribution in excess of net investment income                                       (4)
   Accumulated net realized gain on investments                                       2,333
   Net unrealized depreciation of investments                                       (59,445)
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $1,415,397
                                                                                 ==========
   Capital shares outstanding                                                       120,948
                                                                                 ==========
   Authorized shares of $.01 par value                                              270,000
                                                                                 ==========
   Net asset value, redemption price, and offering price per share               $    11.70
                                                                                 ==========



See accompanying notes to financial statements.









USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999




Net investment income:
   Income:
      Dividends                                                       $ 12,303
      Interest                                                          99,707
                                                                      --------
         Total income                                                  112,010
                                                                      --------
   Expenses:
      Management fees                                                    4,013
      Transfer agent's fees                                              1,771
      Custodian's fees                                                     232
      Postage                                                              250
      Shareholder reporting fees                                            31
      Directors' fees                                                        4
      Registration fees                                                     77
      Professional fees                                                     35
      Other                                                                 15
                                                                      --------
         Total expenses                                                  6,428
                                                                      --------
            Net investment income                                      105,582
                                                                      --------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                    45,287
   Change in net unrealized appreciation/depreciation                 (133,924)
                                                                      --------
            Net realized and unrealized loss                           (88,637)
                                                                      --------
Increase in net assets resulting from operations                      $ 16,945
                                                                      ========


See accompanying notes to financial statements.









USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,





                                                                   1999           1998
                                                               --------------------------
From operations:
   Net investment income                                       $   105,582     $  113,310
   Net realized gain on investments                                 45,287         31,778
   Change in net unrealized appreciation/depreciation of
      investments                                                 (133,924)        14,142
                                                               --------------------------
      Increase in net assets resulting from operations              16,945        159,230
                                                               --------------------------
Distributions to shareholders from:
   Net investment income                                          (106,248)      (112,714)
                                                               --------------------------
   Net realized gains                                              (63,044)          -
                                                               --------------------------
From capital share transactions:
   Proceeds from shares sold                                       283,608        192,405
   Shares issued for dividends reinvested                          141,194         91,639
   Cost of shares redeemed                                        (608,632)      (241,967)
                                                               --------------------------
      Increase (decrease) in net assets from capital share
         transactions                                             (183,830)        42,077
                                                               --------------------------
Net increase (decrease) in net assets                             (336,177)        88,593
Net assets:
   Beginning of period                                           1,751,574      1,662,981
                                                                -------------------------
   End of period                                                $1,415,397     $1,751,574
                                                                =========================
Accumulated undistributed (overdistributed)
   net investment income:
   End of period                                                $       (4)    $      663
                                                                =========================
Change in shares outstanding:
   Shares sold                                                      22,816         15,116
   Shares issued for dividends reinvested                           11,266          7,216
   Shares redeemed                                                 (49,127)       (18,992)
                                                                -------------------------
      Increase (decrease) in shares outstanding                    (15,045)         3,340
                                                                =========================


See accompanying notes to financial statements.









USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in securities that have high yields relative to the risk involved.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase paid-in-capital by approximately $1,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $885.8 million and $1,126.7 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1999, was $6.8 million and $66.2 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) YEAR 2000 (Unaudited)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                        Year Ended July 31,
                                 ------------------------------------------------------------------
                                    1999          1998          1997          1996          1995
                                 ------------------------------------------------------------------
Net asset value at
   beginning of period           $   12.88     $   12.54     $    11.97    $    12.11    $    11.67
Net investment income                  .80           .85            .83           .83           .84
Net realized and
   unrealized gain (loss)             (.72)          .33            .57          (.13)          .45
Distributions from net
   investment income                  (.80)         (.84)          (.83)         (.84)         (.85)
Distributions of realized
   capital gains                      (.46)           -             -             -             -
                                -------------------------------------------------------------------
Net asset value at
   end of period                 $    11.70    $    12.88    $    12.54    $    11.97    $    12.11
                                ===================================================================
Total return (%) *                      .40          9.72         12.15          5.78         11.64
Net assets at
   end of period (000)           $1,415,397    $1,751,574    $1,662,981    $1,737,306    $1,755,171
Ratio of expenses to
   average net assets (%)               .38           .38           .39           .40           .41
Ratio of net investment
   income to average net
   assets (%)                          6.31          6.62          6.76          6.64          7.27
Portfolio turnover (%)                54.02         47.35(a)      57.50(a)      81.26(a)      30.86(a)


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as seen on following page:




                                        Year Ended July 31,
                    ----------------------------------------------------------
                     1999        1998         1997        1996       1995
                    ----------------------------------------------------------

Portfolio
   turnover (%)       N/A         42.11        22.07       44.69        9.09
Purchases and sales
  of this type
  are as follows:
Purchases (000)       N/A       $88,811     $593,587    $648,396    $360,943
Sales (000)           N/A       $88,915     $594,283    $649,193    $361,366







DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777